                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                              FORM 8-K/A

                            CURRENT REPORT

            Amendment No. 1 to Application or Report Filed
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (Date of Earliest Event Reported)

                           October 15, 1993


                          AST RESEARCH, INC.
        (Exact name of registrant as specified in its charter)


                               Delaware
            (State or other jurisdiction of incorporation)


                0-13941                          95-3525565
         (Commission File Number)         (IRS Employer Identification No.)


            16215 Alton Parkway
             Irvine, California                        92718
     (Address of principal executive offices)        (Zip Code)

 		     Registrant's telephone number, including area code
      																	 (714) 727-4141




  The undersigned Registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K dated October 29, 1993, as set forth in the pages attached hereto:


          Item 5.   Other Events
          Item 7.   Financial Statements and Exhibits

  Exhibit Index on Page 2

  Item 5.  Other Events

  On October 15, 1993, AST Research, Inc. ("Registrant") completed the purchase of certain assets and assumption of certain liabilities of Tandy/GRiD France, effective as of September 1, 1993. Assets acquired consist primarily of inventory, personal property, equipment and French leased real property. The Registrant intends to utilize the French leased real property for sales, marketing and administration office space.

  The purchase price of $4,716,000 consists of $3,002,000 based on 75% of the net book value of the purchased assets as of August 31, 1993 less certain assumed liabilities plus the net book value of the French leased real property which is priced separately at $1,714,000. In addition, the original purchase price has been increased by $2,004,000 to account for the purchase of additional Tandy/GRiD inventory in Europe and other certain assets in the United States.

  The purchase price for the Tandy/GRiD France acquisition and the additional European inventory and U.S. assets has been paid through a $5,006,000 increase of the principal amount in the three-year promissory note payable to Tandy Corporation pursuant to the Agreement for Purchase and Sale of Assets, dated as of June 30, 1993, from $90,000,000 to $95,006,000.
  The Registrant and Tandy Corporation executed a third amendment to the promissory note on December 30, 1993 increasing the principal amount by $1,714,000 from $95,006,000 to $96,720,000 to reflect the purchase price for the French leased real property, effective July 12, 1993. As a result, the letter of credit securing 70% of the face value of the note has been increased to $67,704,000.


  Item 7.  Financial Statements and Exhibits


                                                                                       Sequentially
  Exhibit                                                                               Numbered
  Number       Description                                                                Page
  ------       -------------                                                           ------------

  2.1.1    Agreement of Sale of Going Business (English translation) between AST
           Research France and Tandy GRiD France, effective September 1, 1993.
           Incorporated by reference to the Registrant's  Current Report on Form
           8-K dated October 29, 1993...............................................            *

  10.108.2 Second Amendment dated October 14, 1993 to Promissory Note dated July
           12, 1993 between AST Research, Inc. and Tandy Corporation.  Incorporated
           by reference to the Registrant's Current Report on Form 8-K dated October
           29, 1993.................................................................            *

  10.108.3 Third Amendment dated December 30, 1993 to Promissory Note dated July 12,
           1993 between AST Research, Inc. and Tandy Corporation....................            4

- ------------------
  *  Previously filed.


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                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AST Research, Inc.
                                         ________________________
                                          (Registrant)


                                         By /s/ Bruce C. Edwards
                                         ------------------------
                                         Bruce C. Edwards
                                         Senior Vice President, Finance
                                         and Chief Financial Officer





  Date:  January 7, 1994